Summary of Significant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2020 USD ($) shares
Accounting Policies [Abstract]
Effect of warrants sold in initial public offering and private placement to purchase shares of common stock | shares	17,333,333
Federal depository insurance coverage | $	$ 250,000
Emerging growth, description	(1) the market value of its Class A common stock held by non-affiliates exceeds $250 million as of the end of that fiscal year’s second fiscal quarter, or (2) the Company’s annual revenues exceeded $100 million during such completed fiscal year and the market value of its Class A common stock held by non-affiliates exceeds $700 million as of the end of that fiscal year’s second fiscal quarter.